UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2015

Western Asset Managed High Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811- 07396	13-3702270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 16, 2015, Western Asset Managed High Income Fund Inc. (NYSE: MHY) and Western Asset High Income Opportunity Fund Inc. (NYSE: HIO) announced approval by each Fund’s Board of Directors of a proposal to merge Western Asset Managed High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc., subject to approval by the stockholders of each Fund. If approved, the merger is anticipated to occur during the second quarter of 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

If the proposed merger is approved by the stockholders of both Funds, stockholders of Western Asset Managed High Income Fund Inc. would receive common stock of Western Asset High Income Opportunity Fund Inc., based on each Fund’s respective net asset value per share.

In connection with the proposal to merge Western Asset Managed High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc., Western Asset Managed High Income Fund Inc. and Western Asset High Income Opportunity Fund Inc. intend to file a combined proxy statement and prospectus with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement and prospectus when it becomes available because it will contain important information. When filed with the SEC, the proxy statement and prospectus and other documents filed by the Funds will be available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents, when available, for free by calling the Funds at 1-888-777-0102.

Western Asset Managed High Income Fund Inc., Western Asset High Income Opportunity Fund Inc., their directors and executive officers and investment adviser, members of their management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the participants in the solicitation will be set forth in the proxy statement and prospectus and stockholder reports of both Funds on Form N-CSR, to be filed with the SEC.

For more information, please call Investor Relations: 888-777-0102, or consult either Fund’s web site at www.lmcef.com.

This communication is not intended to, and shall not, constitute an offer to purchase as sell shares of either Fund; nor is the press release intended to solicit a proxy from any stockholder of either Fund.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Press Release dated November 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Managed High Income Fund Inc. (Registrant)

Date:	November 16, 2015	/s/ George P. Hoyt
(Signature)

Name: George P. Hoyt Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated November 16, 2015.